Note 17 - Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
17.	EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period, using the treasury stock method for options.

A reconciliation of the numerator and denominator of basic and diluted earnings (loss) per share calculations was as follows:

	Years Ended December 31
	2013	2012	2011

Net Income (loss) from continuing operations (in thousands)	$(19,093)	$(26,688)	$8,997
Income (loss) from discontinued operations (in thousands)	(6)	895	9

Net income (loss) (in thousands)	$(19,099)	$(25,793)	$9,006

Weighted average shares outstanding (in thousands) – basic	1,435,778	1,552,190	1,656,092
Effect of dilutive securities:
Options and RSUs (in thousands)	-	-	38,211

Weighted average shares outstanding (in thousands) – diluted	1,435,778	1,552,190	1,694,303

Earnings (loss) per share – basic
Continuing operations	$(0.01)	$(0.02)	$0.01
Discontinued operations	-	-	-
	$(0.01)	$(0.02)	$0.01

Earnings (loss) per share – diluted
Continuing operations	$(0.01)	$(0.02)	$0.01
Discontinued operations	-	-	-
	$(0.01)	$(0.02)	$0.01

Certain outstanding options and RSUs were excluded from the computation of diluted EPS since their effect would have been anti-dilutive. The anti-dilutive stock options excluded and their associated exercise prices per share were 247,157,450 shares at $0.0558 to $0.4792 as of December 31, 2013, 261,321,450 shares at $0.0460 to $0.4792 as of December 31, 2012, and 260,358,588 shares at $0.0820 to $0.4836 as of December 31, 2011. The anti-dilutive RSUs excluded were 36,215,100 shares, 32,838,550 shares, and 8,652,550 shares as of December 31, 2013, 2012, and 2011, respectively.